[LOGO OF LHS NEWS]                                       LHS Group Inc.
                                                         6 Concourse Parkway
                                                         Suite 2700
                                                         Atlanta, Georgia 30328
                                                         USA

Media Contacts:                              For Release 4:15 p.m. EST
                                             -------------------------
Klaus Kleber (770) 280-3461 (USA)
kkleber@us.lhsgroup.com
-----------------------
Andrea Willige +49 (0) 6103-482-778 (Europe)
awillige@de.lhsgroup.com
------------------------

Investor Relations Contacts:
Rainer Westermann (770) 280-6360 (USA)
rwestermann@us.lhsgroup.com
---------------------------
Nicolas Stackelberg +49 (0) 6103-482-456 (Europe)
nstackelberg@de.lhsgroup.com
----------------------------

              LHS GROUP ANNOUNCES RECORD QUARTERLY, ANNUAL RESULTS

ATLANTA, February 22, 1999 LHS Group Inc. (NASDAQ: LHSG; Neuer Markt: LHI) today reported record earnings and revenue results for the fourth quarter and year ended December 31, 1998.

Revenue for the quarter ended December 31, 1998, increased 50 percent to $48.3 million, compared with $32.3 million for the fourth quarter last year. Earnings before interest and taxes increased 95 percent to $11.9 million. This compares with $6.1 million for the fourth quarter last year. Net earnings for the quarter were up 86 percent to $8.0 million or $0.15 per diluted share, compared with $4.3 million or $0.08 per diluted share for the same quarter last year.

For the year ended December 31, 1998, LHS Group Inc. reported a 55 percent increase in revenues from $105.4 million in 1997 to $163.2 million in 1998. Excluding a one-time charge of $8.2 million recorded in the second quarter in connection with the acquisition of InfoCellular, Inc., earnings before interest and taxes for the 12-month period was up 131 percent to $38.0 million from $16.4 million in 1997. Net earnings excluding the one-time charge increased 128 percent from $11.2 million or $0.23 per diluted share in 1997 to $25.5 million or $0.47 per diluted share in 1998.

[LOGO OF LHS NEWS]


"LHS' CONTINUED EARNINGS AND REVENUE GROWTH ARE A DIRECT RESULT OF THE TREMENDOUS EFFORTS OF OUR DEDICATED EMPLOYEES, AS WELL AS AN AGGRESSIVE MARKETING STRATEGY AND THE INCREASINGLY LARGE ROLE OUR GLOBAL PARTNERS PLAY IN IT," COMMENTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER HARTMUT LADEMACHER. "OUR PRODUCT DEVELOPMENT STRATEGY, CENTERED AROUND A NEW, COMPLETELY OBJECT-ORIENTED NEXT GENERATION SOFTWARE, WILL ASSURE LHS' CONTINUED LEADERSHIP ROLE IN THE YEARS TO COME. WE WILL CONTINUE TO BE THE LEADING GLOBAL PROVIDER OF CUSTOMER CARE AND BILLING SOLUTIONS IN THE NEXT MILLENNIUM."

About LHS
---------

LHS is a leading global provider of convergent client/server customer care, billing and customer acquisition software and services for the telecommunications industry. Its over 140 systems are installed in more than 60 countries, operating in 13 languages. In addition to its Atlanta headquarters, LHS has major offices in Frankfurt, Germany; Kuala Lumpur, Malaysia; Boston and Miami, USA; and Zurich, Switzerland. LHS is listed with NASDAQ (LHSG) and on the Frankfurt Neuer Markt Exchange (LHI). For more information, visit LHS' web site at www.lhsgroup.com.
   ----------------




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

================================================================================

                                 LHS GROUP INC.
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                     (In Thousands Except Per Share Data)


                                                               Fourth Quarter Ended December 31,
                                                           (Unaudited)                   (Unaudited)
                                                        ----------------              ----------------
                                                              1998                          1997
                                                        ----------------              ----------------
Revenues
    License revenues                                           $19,045                       $12,688
    Service revenues                                            29,289                        19,640
                                                        --------------                --------------
Total revenues                                                  48,334                        32,328

Cost of services                                                16,691                        14,784
                                                        --------------                --------------
Gross profit                                                    31,643                        17,544

Operating expenses
    Sales and marketing                                          3,533                         2,071
    Research and development                                    11,465                         6,052
    General and administrative                                   4,785                         3,339
                                                        --------------                --------------
                                                                19,783                        11,462
                                                        --------------                --------------

Earnings before interest and taxes                              11,860                         6,082

Interest expense (income), net                                  (1,401)                       (1,050)
                                                        --------------                --------------
Earnings before income taxes                                    13,261                         7,132

Income taxes                                                     5,304                         2,851
                                                        --------------                --------------

Net earnings                                                   $ 7,957                       $ 4,281
                                                        ==============                ==============

Earnings Per Share
    Basic                                                      $  0.15                       $  0.09
                                                      ================              ================

    Diluted                                                    $  0.15                       $  0.08
                                                      ================              ================

================================================================================

                                LHS GROUP INC.
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                     (In Thousands Except Per Share Data)

                                                        Twelve Months Ended December 31,
                                                     (Unaudited)
                                                    --------------             --------------
                                                         1998                       1997
                                                    --------------             --------------
Revenues
    License revenues                                    $ 66,780                   $ 38,439
    Service revenues                                      96,402                     66,972
                                                    ------------               ------------
Total revenues                                           163,182                    105,411

Cost of services                                          59,953                     47,325
                                                    ------------               ------------
Gross profit                                             103,229                     58,086

Operating expenses
    Sales and marketing                                   11,700                      8,454
    Research and development                              36,530                     19,682
    General and administrative                            16,976                     13,510
    Cost of purchased in-process computer
    software technology                                    8,200
                                                    ------------               ------------
                                                          73,406                     41,646
                                                    ------------               ------------

Earnings before interest and taxes                        29,823                     16,440

Interest expense (income), net                            (4,557)                    (2,238)
                                                    ------------               ------------
Earnings before income taxes                              34,380                     18,678

Income taxes                                              17,031                      7,470
                                                    ------------               ------------

Net earnings                                            $ 17,349                   $ 11,208
                                                    ============               ============

Earnings Per Share
    Basic                                               $   0.33                   $   0.24
                                                    ============               ============

    Diluted                                             $   0.32                   $   0.23
                                                    ============               ============

                                LHS GROUP INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                (In Thousands)


                                                                                December 31,                       December 31,
                                                                                   1998                                1997
                                                                                (Unaudited)
                                                                           -----------------------            ---------------------
ASSETS
    Cash and cash equivalents                                                       $ 42,084                           $ 27,867
    Short Term Investments                                                            63,440                             45,907
    Trade accounts receivable, net                                                    42,539                             25,135
    Unbilled receivables                                                              18,321                             11,910
    Prepaid expenses                                                                   2,754                              2,330
                                                                           -----------------                  -----------------
                  Total current assets                                               169,138                            113,149

    Property, plant & equipment, net                                                  15,589                              8,870
    Deferred income taxes                                                                914                              1,083
    Other                                                                              2,904                              4,121
                                                                           -----------------                  -----------------

Total Assets                                                                        $188,545                           $127,223
                                                                           =================                  =================

LIABILITIES
    Accounts payable and accrued expenses                                             36,353                             29,390
    Deferred revenues                                                                  6,095                              4,553
                                                                           -----------------                  -----------------
                  Total current liabilities                                           42,448                             33,943

    Other long-term obligations                                                          239                                731
                                                                           -----------------                  -----------------

Total Liabilities                                                                     42,687                             34,674

STOCKHOLDERS' EQUITY                                                                 145,858                             92,549
                                                                           -----------------                  -----------------

Total Liabilities and Stockholders' Equity                                          $188,545                           $127,223
                                                                           =================                  =================

                                LHS GROUP INC.
                CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                (In Thousands)

                                                                           Twelve Months Ended December 31,
                                                                       (Unaudited)
                                                                     ---------------               ---------------
                                                                           1998                          1997
                                                                         --------                      --------
OPERATING ACTIVITIES
Net earnings                                                             $ 17,349                      $ 11,208
Adjustments:
     Depreciation and amortization                                          4,265                         2,072
     Write-off of purchased in process computer software                    8,200                             -
     Change in operating assets and liabilities, net of effect
     of business acquisition                                               (2,230)                       (1,035)
                                                                     ------------                  ------------
Net cash provided by operating activities                                  27,584                        12,245

INVESTING ACTIVITIES
Additions of leasehold improvements and equipment                          (9,452)                       (5,064)
Purchase of short-term debt instruments                                   (13,879)                      (49,560)
Acquisition of business, net of cash acquired                              (2,955)                            -
Other                                                                        (444)                         (240)
                                                                     ------------                  ------------
Net cash used in investing activities                                     (26,730)                      (54,864)

FINANCING ACTIVITIES
Net proceeds from issuance of capital stock                                13,975                        72,487
Repayment of bank borrowings                                                    -                        (1,661)
Repayment to former shareholder                                                 -                        (4,000)
Other                                                                        (612)                         (629)
                                                                     ------------                  ------------
Net cash provided by financing activities                                  13,363                        66,197

Increase in cash and cash equivalents                                      14,217                        23,578
Cash and cash equivalents at beginning of period                           27,867                         4,289
                                                                     ------------                  ------------
Cash and cash equivalents at end of period                               $ 42,084                      $ 27,867
                                                                     ============                  ============


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